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                   U.S. Securities and Exchange Commission
                            Washington, D.C. 20549
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                                   FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 31, 2000


                               MITY-LITE, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589



                                      N/A
         (Former name or former address, if changed since last report)

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                                MITY-LITE, INC.

                                    INDEX



     Item 5.  Other Events. . . . . . . . . . . . . . . . . . . . . . 3

     Item 7.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4


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ITEM 5.  OTHER EVENTS.

     On March 31, 2000, Mity-Lite, Inc. issued the press release attached hereto as Exhibit 99.4, announcing it will acquire the remaining 50.1 percent of the stock of DO Group, Inc., a privately-held manufacturer of specialty office seating and office systems based in Elkhart, Indiana. DO Group markets its products under the Domore, DO3, JG and Corel tradenames. The transaction is due to close on April 1.



ITEM 7.  EXHIBITS.

(c) Exhibits


          99.4  Mity-Lite, Inc. Press Release (March 31, 2000)


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY-LITE, INC.


Date: March 31, 2000                      /s/ Bradley T Nielson
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                                          Bradley T Nielson
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)